UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2010

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34626	58-2328421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11695 Johns Creek Parkway, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 418-8800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by Piedmont Office Realty Trust, Inc. on January 22, 2010 to include specific Item 3.02 disclosure that was inadvertently left out of the original filing.

Item 3.02. Unregistered Sales of Equity Securities.

On January 22, 2010, Piedmont Office Realty Trust, Inc. (the “Corporation”) filed an amendment (the “Charter Amendment”) to the Corporation’s Second Articles of Amendment and Restatement, as amended (the “Charter”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Charter Amendment was effective upon filing.

The Charter Amendment effected the recapitalization of the Corporation’s outstanding common stock. Upon filing of the Charter Amendment, each share of common stock (the “Common Stock”), par value $0.01 per share, of the Corporation was automatically converted into 1/12th of a share of each of the Corporation’s Class A common Stock, Class B-1 common Stock, Class B-2 common stock and Class B-3 common stock (collectively, the “New Common Stock”), each par value $0.01 per share. As of January 22, 2010, approximately 476,751,866 shares of the Corporation’s Common Stock were outstanding. Accordingly, approximately 39,679,332 shares of each class of the New Common Stock were issued (with stockholders receiving cash in lieu of fractional shares in connection with the recapitalization).

The Corporation did not receive any cash or other consideration for the issuance of the New Common Stock, other than the effective exchange of all outstanding shares of the Common Stock. The issuance of the New Common Stock was effected pursuant to an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. This exemption was available because the New Common Stock was issued by the Corporation in an exchange with existing stockholders exclusively and solely for the Corporation’s Common Stock, and no commission or other remuneration was paid or given directly or indirectly for soliciting the conversion.

Each share of the Corporation’s Class B-1 common stock, Class B-2 common stock and Class B-3 common stock will automatically convert into one share of the Corporation’s Class A common stock on August 9, 2010, November 7, 2010 and January 30, 2011, respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2010 at a meeting of the Board of Directors of the Corporation, the Board of Directors approved an amendment and restatement of the Bylaws of the Corporation, effective upon the listing of the Corporation’s Class A common stock on the New York Stock Exchange. Among other changes, the amended and restated Bylaws:

•

provide for a majority requirement for the calling of a special meeting of stockholders and detailed procedures for stockholder-requested special meetings, including formal requirements to request a record date;

•	provide revised advance notice provisions for stockholder proposals, including revised time requirements and additional information requirements, including provisions requiring:

•	disclosure of a stockholder proponent’s hedging activities,

•	disclosure of information about persons associated with the stockholder proponent, and

•	that such stockholder, upon request, verify and update information provided to the Corporation and notify the Corporation of any change in such information;

•	clarify the powers of the chairman of a meeting of stockholders;

•

clarify that the right of directors and officers to indemnification vests immediately upon their election and that expense advancement does not require a preliminary determination of the ultimate entitlement to indemnification;

•	provide that the annual meeting may be held on any date and time set by the Board of Directors;

•	allow unanimous written consents to be delivered electronically;

•	provide for meeting/notice/quorum requirements in emergency situations;

•	reduce the minimum number of directors that may constitute a committee from two to one; and

•	provide for uncertificated shares to allow for Direct Registration System eligibility.

In addition, the amended and restated Bylaws provide for a number of other minor clarifications and modifications, including updates in response to changes in Maryland corporate law. This summary of the amended and restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On January 20, 2010 at a special meeting of stockholders of the Corporation, the stockholders of the Corporation approved the Charter Amendment. The following are the results of the voting on the Charter Amendment.

For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
269,416,624	56.9%	12,435,959	2.6%	12,662,072	2.7%

In addition, though the proposal proved unnecessary, the stockholders also approved a proposal to approve an adjournment or postponement of the special meeting, including, if necessary, to solicit additional proxies in favor of the Charter Amendment proposal if there are not sufficient votes for the proposal. The following are the results of the voting on this proposal.

For	% of Shares Cast	Against	% of Shares Cast	Abstain	% of Shares Cast
265,850,534	90.3%	14,976,505	5.1%	13,687,616	4.6%

The Charter Amendment was filed with the SDAT on January 22, 2010 and was effective upon filing. The Charter Amendment effected the recapitalization of the Corporation’s common stock (the “Recapitalization”) as described in the Corporation’s definitive revised proxy statement, filed with the Securities and Exchange Commission on December 28, 2009.

The processing by the Corporation’s transfer agent of the changes in the Corporation’s outstanding common stock as a result of the Recapitalization may result in delays in processing of stockholder requests for changes in their account information.

On January 20, 2010 at a meeting of the Compensation Committee of the Board of Directors of the Corporation, the Compensation Committee, pursuant to the Corporation’s 2007 Omnibus Incentive Plan (the “Plan”), approved an adjustment to the outstanding awards under the Plan to conform to the Recapitalization, effective upon the Recapitalization. The adjustment provides that four new common stock units (consisting of one share of Class A common stock and one share each of Class B-1, B-2 and B-3 common stock) will be substituted for each twelve shares of common stock subject to all outstanding awards under the Plan.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Amendment to Second Articles of Amendment and Restatement of Piedmont Office Realty Trust, Inc. (incorporated by reference to Exhibit 3.1 to the Corporation’s Current Report on Form 8-K filed on January 22, 2010).

3.2	Amended and Restated Bylaws of Piedmont Office Realty Trust, Inc. (incorporated by reference to Exhibit 3.2 to the Corporation’s Current Report on Form 8-K filed on January 22, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT OFFICE REALTY TRUST, INC.

By:	/s/ Robert E. Bowers
Robert E. Bowers Chief Financial Officer and Executive Vice President

Date: March 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Second Articles of Amendment and Restatement of Piedmont Office Realty Trust, Inc. (incorporated by reference to Exhibit 3.1 to the Corporation’s Current Report on Form 8-K filed on January 22, 2010).

3.2	Amended and Restated Bylaws of Piedmont Office Realty Trust, Inc. (incorporated by reference to Exhibit 3.2 to the Corporation’s Current Report on Form 8-K filed on January 22, 2010).